UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 22, 2009 (Date of earliest event reported)
Monarch Casino and Resort, Inc. (Exact name of registrant as specified in its charter)

NV (State or other jurisdiction of incorporation)	0-22088 (Commission File Number)	88-0300760 (IRS Employer Identification Number)

3800 S. Virginia Street (Address of principal executive offices)		89502 (Zip Code)
775-335-4600 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On July 22, 2009, Monarch Casino & Resort, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2009. A copy of the press release is attached to this Current Report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

Press release of Monarch Casino and Resort, Inc. dated July 22, 2009.

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Monarch Casino and Resort, Inc. dated July 22, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2009	MONARCH CASINO AND RESORT, INC. By: /s/ Ronald Rowan Ronald Rowan Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Monarch Casino and Resort, Inc. dated July 22, 2009